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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                October 24, 1996
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                      Pacific Real Estate Investment Trust
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


   0-8725                    California                        94-1572930
   ------                    ----------                        ----------
(Registration             (State or Other                    (IRS Employer
 file Number)       Jurisdiction of Incorporation        Identification Number)

                 1010 El Camino Real #210, Menlo Park  CA 94025
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 327-7147


                    (800) 366-6707...Wats line for all states

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Trust was organized to acquire, manage and ultimately sell income-producing real properties. On October 24, 1996 El Portal Shopping Center, located in San Pablo, California was placed in temporary receivership by the Superior Court of the State of California. The receiver is an unrelated entity selected by Nationwide Life Insurance Company, the holder of a non-recourse first mortgage on the property, and the Superior Court. The Trust's decision to withhold further mortgage payment obligations to the holder of the first mortgage as a result of the Property's continued negative cash flow resulting from recurring losses and requisite capital expenditures. A hearing is set for November 18, 1996 to confirm the receivership.

TERMS OF ORIGINAL ACQUISITION

     In 1976, the Trust purchased the EL Portal Shopping Center for $3,200,000, of which $643,000 was paid in cash, and the balance in the form of notes payable. In 1978 and 1986 El Portal Shopping Center was expanded and repositioned. The center has a total of 271,426 square feet of gross leasable area.

TERMS OF DISPOSITION AND FINANCING

     At the time of the temporary receivership EL Portal's first mortgage loan balance was $4,438,000. The Trust remains liable for a small toxic spill from a former dry cleaning establishment at EL Portal Shopping Center. The cost of clean up is not expected to exceed $100,000. The timetable for clean up of the spill has not yet been established. Loss on disposition of approximately $1,000,000 will be recorded in the fourth quarter 1996.

CARRYING AMOUNT AT DATE OF SALE

     At the date the property was placed in temporary receivership, the carrying amount of land and improvements, deferred costs and net of depreciation and amortization was $5,400,000.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

(a)  Financial statements.

     Not applicable.

(b)  Pro forma Financial Information.

     The effect of the anticipated disposition on the proforma financial statement is to reduce total assets and liabilities at September 30, 1996 by approximately, $5,400,000 and $4,400,000 respectively, and to reduce total revenues by $517,000 and $955,000 for the nine months ended September 30, 1996 and year ended December 31, 1995, respectively.

(c)  Exhibits.

     Upon their receipt the Trust will amend its Form 8-K to include the disposition documents for El Portal Shopping Center.





     --------------------------------------                 ------------------
     Wilcox Patterson                                       Date



     --------------------------------------                 ------------------
     Robert C. Gould                                        Date



     --------------------------------------                 ------------------
     Harry E. Kellogg                                       Date


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